Columbia RECS Laddered Moderate Buffer ETF
Summary Prospectus
October 28, 2026

Ticker Symbol
RECM

Before you invest, you may want to review the Columbia RECS Laddered Moderate Buffer ETF's (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature/. You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling 800.426.3750 or by sending an email to salesinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated October 28, 2026, and current statement of additional information.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia RECS Laddered Moderate Buffer ETF (the Fund) seeks to provide capital appreciation while seeking to limit the amount of losses experienced by investors relative to traditional long-only equity strategies.
The Fund and traditional long-only equity strategies both bear management fees and other expenses and therefore such costs are not considered for purposes of determining the amount of losses experienced.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions, to financial intermediaries, which are not reflected in the table and example below. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(a)	0.00%
Total annual Fund operating expenses	0.69%
(a)
Other expenses are based on estimated amounts for the Fund’s current fiscal year.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■
you invest $10,000 in the Fund for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs (based on estimated Fund expenses) would be:
1 year	3 years
$70	$221
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available as of the date of this prospectus.

Columbia RECS Laddered Moderate Buffer ETF

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund seeks to provide capital appreciation through participation in large- and mid-capitalization U.S. equity markets while seeking to limit the potential for losses. The Fund pursues its investment objective by investing a portion of its assets in stocks of U.S. large‑ and mid‑capitalization companies (the Equity Portfolio), while investing another portion of its assets using an options-based overlay strategy that employs put and call option contracts in an effort to reduce the Fund’s potential for losses (the Options Portfolio). The Equity Portfolio seeks investment results that, before fees and expenses, generally correspond to the performance of the Beta Advantage® Research Enhanced U.S. Equity Index (the Equity Portfolio Index). The Options Portfolio, in seeking to protect the Fund against losses, uses purchased put options on the S&P 500® Index (the Options Portfolio Index) or on one or more ETFs that seek to correspond with the performance of the Options Portfolio Index (each an Options Tracking ETF).
The Fund seeks to provide some downside protection using instruments in the Options Portfolio that are designed to limit a targeted range of losses (using the Options Portfolio Index as a proxy for the Fund’s performance). Under this strategy, the Fund maintains a laddered portfolio of one-year put options. Approximately 25% of these one-year put options expire each quarter, at which point the Fund purchases a new one-year put option covering approximately 25% of the Fund’s assets. Each one-year put option seeks to protect against losses in the Options Portfolio Index as follows: Fund investors are exposed to the first 2% decline in the Options Portfolio Index, then Fund investors are provided protection against the next 13% of losses, and then Fund investors are subject to losses in the Options Portfolio Index in excess of 15% over the applicable option. To pay for this downside protection, the Fund generally sells short-dated call option contracts that are expected to limit upside participation over the option period of each call option. The upside participation within the Equity Portfolio is reduced, or limited, by the cost to the Fund of paying for the downside put option protection in the Options Portfolio. This limit on the Fund’s upside participation within the Equity Portfolio will vary depending on the amount of options premium required to fund the put option positions within the Options Portfolio. Neither the Fund’s upside participation investment results for the Equity Portfolio nor the downside loss protections for the Options Portfolio take into account the Fund's management fee and other expenses, which will further reduce the effective downside protection sought to be provided by the Fund and increase any losses experienced by the Fund and its shareholders. The Fund engages in purchased put option contracts (which give the holder the right, but not the obligation, to sell a specified amount of the reference asset at the strike price on a specified date) and sold put option contracts (which obligate the Fund to purchase the reference asset at the strike price if exercised by the counterparty). To help fund the cost of the protective put, the Fund sells call options. However, selling call options means that the Fund will give up some upside potential. As equity markets rise, the value of the Fund’s sold call options increases, creating losses on the call position that offset a portion of gains from the Fund’s Equity Portfolio. As a result, the Fund may not fully participate in strong market rallies. The Fund does not pursue a defined outcome strategy, and investors are not assured a specific buffer, or cushion, against loss. Instead, the Fund uses a laddered portfolio of put option contracts designed to protect the Fund’s portfolio from certain losses. No assurance can be given that the Fund’s use of put option contracts will be successful or provide any specific level of protection to the Fund or to any investor.
The Fund's purchased put option contract strategy seeks to reduce the risks associated with traditional long-only equity strategies by providing investors with the potential for downside protection against market declines within a targeted range. The downside protection of each put option contract is realized fully only at the expiration of the applicable put option contract. No assurance can be given that the targeted downside protection level will be achieved. See “Options Portfolio” below for additional information.
Equity Portfolio
The Equity Portfolio Index was designed to reflect the performance of U.S. large- and mid-cap growth and value companies selected through the application of a rules-based methodology that, using quantitative models, takes into account company quality, value, and catalyst factors. The Fund may receive income to the extent it invests in stocks of companies that pay dividends; however, stocks are not selected for inclusion in the Equity Portfolio Index (and therefore the Fund) based on anticipated dividend payments. The Equity Portfolio Index typically includes approximately 325–400 companies. The Equity Portfolio Index typically holds only common stocks. The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Equity Portfolio Index concentrates in that industry or group of industries. The Equity Portfolio Index is reconstituted semi‑annually.
With regard to the Equity Portfolio, the Fund, while not an index fund, invests so as to correlate its performance (before fees and expenses) with the performance of the Equity Portfolio Index, whereby the Fund generally invests in or has investment exposure to substantially all the component securities of the Equity Portfolio Index in approximately the same proportions as in the Equity Portfolio Index. However, under various circumstances, including circumstances under which it may not be possible, practicable, permissible, or desirable to purchase or
Columbia RECS Laddered Moderate Buffer ETF

hold all of the securities in the Equity Portfolio Index, or in the same weightings (for example, when replicating the Equity Portfolio Index involves practical difficulties or substantial costs, a constituent security thereof becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Equity Portfolio Index), the Fund may purchase or have investment exposure to a sample of the securities in the Equity Portfolio Index in proportions expected to replicate generally the performance of the Equity Portfolio Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Equity Portfolio Index holding, purchase (or sell) instruments not in the Equity Portfolio Index as a substitute for one or more securities in the Equity Portfolio Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Equity Portfolio Index. The Fund may sell securities or other holdings that are represented in the Equity Portfolio Index or purchase securities or make other investments that are not yet represented in the Equity Portfolio Index in anticipation of their removal from or addition to the Equity Portfolio Index. As of August 31, 2026, the Equity Portfolio Index was concentrated in the information technology sector.
Notwithstanding the Fund’s investments in the components of the Equity Portfolio Index, the potential upside returns that the Fund may experience are limited (and, in some market conditions, significantly limited) by the sold call options that are part of the Options Portfolio, as detailed further below.
Options Portfolio
The Fund implements a “laddering” approach in which the Fund staggers its Options Portfolio to create four targeted downside protection levels via put option contracts with one expiring approximately every three months on a rolling basis, thereby rolling a portion of the Fund’s hedge on downside risk approximately every three months. The Fund ladders its targeted downside protection by purchasing put option contracts with a one-year duration, such that a tranche of put options contracts is expiring every three months. In addition, the Fund sells short-dated (typically three weeks or less), out-of-the-money call option contracts to fund the net cost of purchased put option contracts. The Fund implements this laddered approach to help offset the timing risks inherent in a single reset and roll date. No assurance can be given that the targeted level of downside protection will be realized. The Fund’s option strategy may cause the Fund to forego a portion of any upside returns of the Equity Portfolio. If an investor buys shares at a time when the Options Portfolio Index has increased since the time a call option was written by the Fund, the investor’s ability to participate in any increases in the value of the Equity Portfolio prior to the expiration of that call option may be reduced or eliminated.
In implementing the Fund’s options overlay strategy, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) utilizes put and call option contracts on the Options Portfolio Index (and may also use Options Tracking ETFs), which are generally expected to have risk and return characteristics broadly similar to those of the Equity Portfolio Index. The put options purchased by the Fund are designed to provide downside protection based on the performance of the Options Portfolio Index as measured at the expiration of each one-year put option contract. While the Options Portfolio Index reflects broad equity market exposure, it is not identical to the Equity Portfolio (or the Equity Portfolio Index), and the Fund does not directly hedge the Equity Portfolio itself. As a result, the effectiveness of the downside protection strategy will depend in large part on the degree to which the performance of the Equity Portfolio corresponds to the performance of the Options Portfolio Index, taking into consideration that the Equity Portfolio does not seek to track the Options Portfolio Index, but rather the Equity Portfolio Index. While each of the Options Portfolio Index and the Equity Portfolio Index are comprised of U.S. large capitalization stocks, the Equity Portfolio Index also includes mid-cap stocks, thus they do not have the same investment exposures and could have different performance results. The degree to which the performance of the Equity Portfolio corresponds to the performance of the Options Portfolio Index cannot be guaranteed and, as a result, the Fund may not achieve the intended level of downside protection. At August 31, 2026, there was a 41.5 % overlap in the holdings of the Options Portfolio Index (i.e., the S&P 500® Index) and the Equity Portfolio Index (i.e., the Beta Advantage® Research Enhanced U.S. Equity Index). For the 1, 3, 5 and 10-year periods ended August 31, 2026, the correlation of returns for Options Portfolio Index relative to the returns for the Equity Portfolio Index were 98.1%, 98.3%, 98.6% and 98.8%, respectively.
The Fund's options overlay strategy consists primarily of put option contracts together with sold short-dated out-of-the-money call option contracts. The Investment Manager will manage the Options Portfolio to provide exposure to: (i) purchased put option contracts with strike prices of approximately 98% of the value of the Options Portfolio Index at the time each such option is purchased and sold put option contracts with strike prices of approximately 85% of the then-current value of the Options Portfolio Index, each with expiration dates of approximately one year; and (ii) sold short-dated call option contracts, each of which generally has an expiration date of approximately one to three weeks at initiation. Purchased put option contracts give the holder the right, but not the obligation, to sell a specified amount of the reference asset at the strike price on a specified date, while sold put option contracts obligate the Fund to purchase the reference asset at the strike price if exercised by the counterparty. Together, these put option

Columbia RECS Laddered Moderate Buffer ETF

contracts are designed to establish a buffer against losses in the Options Portfolio Index between approximately 2% and 15% over the applicable option period, although such protection is not guaranteed. Sold call option contracts provide premium income that is used to help offset the cost of establishing the put contracts. In exchange for the downside protection provided by the purchased puts, the Fund generally foregoes upside returns beyond the strike price of the sold call options. In a market environment where the level of the Options Portfolio Index is increasing above the strike prices of the sold call options, the Fund’s performance may be lower than that of the Equity Portfolio Index. The Investment Manager will sell short-dated call option contracts, which have an expiration date of one to three weeks, in an effort to minimize the risk (when compared to longer-dated call option contracts) that the Fund will be unable to participate in significant increases in the level of Options Portfolio Index. The Investment Manager may not be successful in implementing its strategy to minimize the periods during which the Fund forgoes upside returns. The Investment Manager expects the Fund’s call and put option contracts will provide exposure to the Options Portfolio Index, but may also use option contracts on the SPDR® S&P 500® ETF Trust.
The Equity Portfolio Index and the Options Portfolio Index are different indexes. The Fund's Equity Portfolio seeks to track the performance of the Equity Portfolio Index, while the Fund's Options Portfolio uses the Options Portfolio Index. There may be differences in the return of the Equity Portfolio versus the return of the Fund's Options Portfolio because they each use different indexes. Differences between the return of the Equity Portfolio and that of the Options Portfolio Index may reduce or eliminate the downside protection afforded by the Options Portfolio. Additionally, the sought-after downside protection is provided based on the value of the Options Portfolio Index on the day the respective put option contract is entered into. If the price at which an investor buys Fund shares has increased since the time at which a put option contract was entered into, the downside protection such investor receives may be reduced or eliminated. As noted herein, the Fund enters into, with respect to 25% of its assets, a new one-year put option contract on a quarterly basis for downside protection. Fund investors purchasing Fund shares intra-quarter may not experience the same level of downside protection or upside exposure as Fund investors purchasing Fund shares at the start of a new quarterly protection period, including potentially missing out on market rallies or experiencing greater relative downside losses. The targeted protection of each put option contract is realized fully only at its expiration. To the extent an investor purchases or sells Fund shares after a put option contract is entered into or before it expires, the benefit provided to such investor by such put contract may be reduced or eliminated. As a result of the Fund's laddered structure, the level of downside protection experienced at any point in time will reflect the combined effect of multiple option contracts staggered with different inception dates, strike prices, and expiration dates. The sought-after downside protection is only expected to be realized at the expiration of each quarterly put option and then only with regard to 25% of the Fund’s assets. This, or any of the Fund’s other (typically three), quarterly put option downside protections (covering the other 75% of the Fund’s assets) are not afforded intra-quarter.
Notwithstanding the strategy to provide downside protection, the sought-after level of downside protection is not guaranteed and would be provided before taking into account the Fund's management fee, transaction fees and other expenses incurred by the Fund. These fees and expenses will have the effect of increasing any losses experienced by the Fund. The Fund may not be successful in limiting losses through its use of put option contracts in the Options Portfolio.
Each of the put option contracts purchased by the Fund is designed to provide targeted protection at its one-year option contract expiration date. The laddered approach of investing in one-year put option contracts every three months will result in Fund investment performance that is very different than if the Fund invested in put option contracts with a single expiration date. While the Investment Manager expects to purchase, approximately every three months, a put option contract at a strike price that creates the targeted downside protection at the conclusion of its one-year term, each option contract in the Options Portfolio will have a unique value that is dependent on its strike price and time to expiration (and where the strike stands relative to the value of Options Portfolio Index). As such, the design of the Fund to purchase one-year put option contracts approximately every three months, with each covering 25% of the Fund's assets, is intended to provide an enhanced level of downside protection relative to a fund that only purchases one-year put options (not staggered quarterly, with each covering 25% of the Fund's assets). An investment in the Fund during an intra-quarter period may cause that investor to not receive the full benefit of the Fund's downside protection or upside participation. An investment in the Fund is appropriate only for investors who understand and are willing to accept losses and forego upside returns consistent with the Fund's downside protection design.
The Fund may use index, exchange-traded option contracts or FLexible EXchange® option contracts (FLEX Options). FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.
Columbia RECS Laddered Moderate Buffer ETF

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Principal Risks
An investment in the Fund involves risks, including Market Risk, Active Management Risk, Derivatives Risk, Hedging Correlation Risk, Equity Portfolio Index Correlation/Tracking Error Risk, and Options Portfolio Downside Protection Strategy Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management of its portfolio, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. This experience takes into account that the Fund and these traditional long-only equity strategies both bear management fees and other expenses.  Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Clearing Member Default Risk. Transactions in some types of derivatives, including the Fund’s use of exchange-listed option contracts, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the Options Clearing Corporation (the OCC), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful, and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or

Columbia RECS Laddered Moderate Buffer ETF

performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Downside Protection Risk. The Fund uses a “laddered” set of one-year put options approximately 25% of which expire approximately every three months.  Each one-year put option is generally intended to expose the Fund to the first 2% decline in investor losses in the Options Portfolio Index (meaning the downside protection strategy is in-operative for the first 2% of losses) and to provide protection against the next 13% of losses, and then again to participate in losses thereafter in the Options Portfolio Index (meaning Fund investor losses in excess of 15%) over the applicable option period. There can be no guarantee that the Fund will be successful in implementing its strategy to provide sought-after protection against significant losses in the Equity Portfolio. A shareholder may lose its entire investment. There could be material differences between the returns of the Equity Portfolio and the Fund’s exposure to the Options Portfolio Index through the Options Portfolio. To the extent such differences occur, the Options Portfolio may be unsuccessful in providing the sought-after downside protection. Accordingly, investors could suffer losses, including their entire investment. The Fund seeks downside protection through the purchase of put option contracts. Because the Fund ladders its put option contracts, they will typically have different terms (including expiration dates), and reflect different effective protection levels (and, thus, provide varied returns). Further, because of the structure of these option contracts, the sought-after downside protection provided by any single put option contract will not be in-effect until the expiration date of the put option contract. The Fund ladders its put option contracts with staggered expiration dates, and because each put option contract’s targeted protection is realized only at its expiration, the aggregate level of downside protection at any point in time will reflect the combined effect of multiple option contracts at different stages of their respective options period – and may differ from the downside protection that would result from an Options Portfolio with a single expiration date. While the Fund’s put option contracts each seek to provide protection against losses as described in the Fund's Principal Investment Strategies, given market conditions at the time the option contracts are entered into, the sought-after downside protection may not always be achievable. When one tranche of the put option contracts “rolls” after its expiration, there is no guarantee that the market conditions will be such that the Fund will be able to replace such expiring put option contracts with new put option contracts that produce the sought-after downside protection against losses in the Options Portfolio Index. The sought-after downside protection is provided before taking into account the Fund’s management fee, transaction costs and any other expenses incurred by the Fund. These expenses will reduce the level of protection experienced by investors. The Fund does not pursue a defined outcome strategy, and investors are not assured a specific buffer, or cushion, against loss. Instead, the Fund uses a laddered portfolio of put option contracts designed to protect the Fund’s portfolio from certain losses. No assurance can be given that the Fund’s use of put option contracts will be successful or provide any specific level of protection to the Fund or to any investor.
Early/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
Equity Portfolio Index Correlation/Tracking Error Risk. A number of factors may affect the Fund’s ability within its Equity Portfolio to achieve a high degree of correlation with the Equity Portfolio Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Equity Portfolio Index does not bear. The Fund, unlike the Equity Portfolio Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Equity Portfolio Index can hold. Accordingly, the performance of the portion of the Fund seeking to track the performance of the Equity Portfolio will likely fail to match the performance of the Equity Portfolio Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.
Columbia RECS Laddered Moderate Buffer ETF

Equity Portfolio Index Methodology and Provider Risk. A portion of the Fund’s portfolio seeks performance that corresponds to the performance of the Equity Portfolio Index. There is no guarantee or assurance that the Equity Portfolio Index will achieve high, or even positive, returns. The Equity Portfolio Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk of errors in Equity Portfolio Index computation, construction and reconstitution, despite any of the procedures designed to prevent such occurrences and due diligence conducted by the index provider. Errors may result in a negative performance impact to the Fund and its shareholders. The Equity Portfolio Index is owned and was developed by Columbia Management.  Columbia Management selected an affiliated index, rather than a third-party index, to serve as the Fund's Equity Portfolio Index.  An affiliated index may not perform as well as a third-party index would have performed had one been selected instead.  The cost of licensing any such third-party index would have been borne by Columbia Management and not the Fund.
Equity Securities Risk. Equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies, particularly with respect to the derivatives portion of the Fund’s portfolio. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund's after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market values and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Hedging Correlation Risk. In implementing the Fund's options overlay strategy, the Investment Manager utilizes put and call option contracts on the Options Portfolio Index (and may also use option contracts on ETFs that seek to replicate the performance of the Options Portfolio Index), which is generally expected to have risk and return characteristics broadly similar to those of the Equity Portfolio. The Options Portfolio is intended to approximate the risk and return characteristics of the Options Portfolio Index (the S&P 500® Index), a broad-based index of U.S. large cap stocks. However, the Options Portfolio is not identical to the Equity Portfolio, which seeks to track the Beta Advantage® Research Enhanced U.S. Equity Index, an index affiliated with the Investment Manager that uses a rules-based framework to select U.S. large- and mid-cap stocks whose constituents and weightings may bear little or no relation to those of the S&P 500® Index. Because the Options Portfolio is linked to the S&P 500® Index rather than to the Equity Portfolio itself, the Fund does not directly hedge the Equity Portfolio. As a result, the effectiveness of the downside protection strategy will depend in large part on the degree to which the performance of the Equity Portfolio corresponds with the performance of the Options Portfolio Index. The Equity Portfolio does not seek to track the Options Portfolio Index, but rather the Equity Portfolio Index. Although both the Options Portfolio Index and the Equity Portfolio Index are comprised of U.S. large capitalization stocks, the Equity Portfolio Index also includes mid-cap stocks, thus they do not have the same investment exposures and could have different performance results. As such, correspondence of performance between the Fund’s Equity Portfolio and its Options Portfolio cannot be

Columbia RECS Laddered Moderate Buffer ETF

guaranteed. Accordingly, to the extent the performance of the Equity Portfolio diverges from that of the Options Portfolio Index, the Fund may not achieve the intended level of downside protection, and the downside protection strategy may fail entirely.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
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Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Stock Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
Market Underperformance Risk. The Fund’s investment strategy may cause the Fund to underperform the Equity Portfolio Index and/or similarly situated funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, differing weights of the equity securities in the Equity Portfolio versus that of the Equity Portfolio Index and the impact of the Fund’s sold call options in rapidly appreciating market environments.
Columbia RECS Laddered Moderate Buffer ETF

New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Options Portfolio Downside Protection Strategy Risk. The Fund uses options strategies on the Options Portfolio Index in an effort to provide downside protection. There is no guarantee that the Fund will be successful in implementing its strategy and an investor may experience significant losses, including the loss of its entire investment. In a market environment where the Options Portfolio Index is generally appreciating, the Fund will typically underperform the Options Portfolio Index. To help finance the cost of the put option contracts that provide the sought-after downside protection, the Fund sells call option contracts that reference the Options Portfolio Index, which will negatively impact the Fund’s performance in a market environment where the Options Portfolio Index appreciates. Portfolio management investment decisions may cause the Fund to underperform. Additionally, the Fund uses an equity strategy that seeks the investment returns of the Equity Portfolio Index. To the extent that the returns of the Equity Portfolio do not align with the price returns of the Options Portfolio Index, the Fund may not be successful in implementing the sought-after protection through the Options Portfolio. See Hedging Correlation Risk. The put option contracts held by the Fund, which are intended to provide the sought-after protection, will be exercisable at the strike price only on their expiration date. The value of the option contracts prior to the expiration date may vary due to factors other than the value of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include changes in interest rate and implied volatility levels of underlying reference assets of the option contracts, among others.
Passive Investment Risk. A portion of the Fund’s portfolio is not actively managed and may be affected by a general decline in market segments related to the Equity Portfolio Index’s investment exposures. Within the passively managed portion of the Fund's portfolio, the Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Equity Portfolio Index regardless of their investment merits. The passively managed portion of the Fund's portfolio does not seek temporary defensive positions when markets decline or appear overvalued.
Quantitative Models Risk. Quantitative models used by the Equity Portfolio Index may not be effective in selecting the most favorable securities for inclusion in the Equity Portfolio Index and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector. The Equity Portfolio Index, as developed by the Investment Manager, has no sector constraints.
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Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these

Columbia RECS Laddered Moderate Buffer ETF

companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Upside Participation Risk. There can be no guarantee that the Fund will produce upside returns that correlate to increases of the Equity Portfolio Index over time. Because the Fund uses an investment strategy in the implementation of the Equity Portfolio, the Fund may weight securities differently than the Equity Portfolio Index, which may cause the Fund to underperform the Equity Portfolio Index. Additionally, in return for a premium received, the Fund’s sold call option contracts limit the Fund’s participation in gains above the strike price of each sold call option contract, which could have a negative impact on the Fund’s performance relative to the Options Portfolio Index in a market environment where the Options Portfolio Index appreciates beyond the strike price of the sold call option contracts. While the Fund uses short-dated call option contracts to minimize the likelihood of this occurrence, the success of this strategy is not guaranteed.
Over time, the cumulative effect of the Fund’s put/call options strategy (and the downside protection strategy, in general) may cause the Fund to significantly underperform the Equity Portfolio Index, the Options Portfolio Index and similarly situated funds that do not employ a downside protection/hedging overlay, particularly in sustained rising market environments. Thus, Fund investors in these rising market environments could forgo significant gains that would otherwise be achieved by traditional long-only funds.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The Fund is new as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Russell 1000® Index.
When available, updated performance information can be obtained by calling toll-free 800.426.3750 or visiting columbiathreadneedleus.com/etfs.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Virginia	Senior Portfolio Manager and Head of Insurance Investments	Co-Portfolio Manager	November 2026
Corey Lorenzen, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2026
Christopher Lo, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2026
Henry Hom, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2026
Jason Wang, CFA	Portfolio Manager	Co-Portfolio Manager	November 2026
Columbia RECS Laddered Moderate Buffer ETF

Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.
Tax Information
Distributions you receive from the Fund are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, qualified dividend or return of capital and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.
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